Inland Real Estate Income Trust, Inc.

2016 Q4 Results Webcast

Monday, March 27, 2017 • 2:00 pm CT

Audio is available via webcast – dial in number not required.

inland-investments.com

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY.

Disclaimer

Inland Real Estate Income Trust, Inc.

inland-investments.com

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so.

Past performance is not a guarantee of future results.

The companies depicted in the photographs and logos in this presentation are tenants of Inland Real Estate Income Trust, Inc. (Inland Income Trust) and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Income Trust.

Publication Date: 3/27/2017

Risk Factors

Inland Real Estate Income Trust, Inc.

inland-investments.com

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

inland-investments.com

In addition to historical information, this webcast contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this webcast.

On Today's Call

Inland Real Estate Income Trust, Inc.

inland-investments.com



Mitchell Sabshon

President & Chief Executive Officer



Cathy Lynch

Chief Financial Officer



David Lichterman

Vice President, Chief Accounting Officer & Treasurer

Company Snapshot

Inland Real Estate Income Trust, Inc.

inland-investments.com

By the Numbers as of December 31, 2016

56 Properties

23 States

6.3 Million Sq. Ft.

703 Tenants

94.6% Economic Occupancy*

*Economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased. Economic occupancy excludes square footage that Inland Income Trust owns but which is not occupied by a tenant and which is subject to an earnout component on the original purchase price.

Inland Income Trust Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

Achieved average economic occupancy of 94.6% on our high-quality portfolio

Increased funds from operations (FFO) by 145.5%

Acquired two retail properties in 2016 totaling more than 300,000 square feet for approximately $77.1 million

Paid over $52 million in total distributions to investors in 2016

Same Store Net Operating Income (NOI)

Inland Real Estate Income Trust, Inc.


ULTA BEAUTY
ULTA

Shoppes at Prairie Ridge
Pleasant Prairie, Wisconsin

2016
Same Store NOI
+2.2%
Over 2015

Retail Market Overview

inland-investments.com



DICK'S
SPORTING GOODS

Treasure Valley Crossing
Nampa, Idaho

Economic trends:

- 72 consecutive months of job gains[1]
- Between 2 and 2.5 million jobs added each year[1]
- Unemployment held at 5% range[1]
- Average hourly earnings increased 0.4% in December 2016[2]

Retail fundamentals:

- Retail and food service sales increased 4.1% year over year in Q4 2016[3]
- Annual net absorption totaled 74.8 million SF[3]
- Net retail rent increased 4% from Q4 2015[3]

[1] Marcus & Millichap. U.S. Multifamily Investment Forecast. 2017.
[2] Reuters. U.S. job growth slows, but wages rebound strongly. January 6, 2017.
[3] CBRE. U.S Retail MarketView Snapshot. Q4 2016.

Holiday Retail Sales

Inland Real Estate Income Trust, Inc.

inland-investments.com

Year-over-Year Holiday Retail Sales Growth


Year-over-year growth (%)
2015 2016
5
4
3
2
1
0
2.2%
4.0%
1.7%
3.1%
Total Retail & Food Sales
Brick-and-Mortar Retail & Food Sales*

Source: U.S. Census Bureau, January 2017
*Brick-and-mortar retail & food sales are equal to total retail & food sales minus non-store retailing (which includes e-commerce, catalogue and all other non-store channels)

Diversified Portfolio: Location

Inland Real Estate Income Trust, Inc.

inland-investments.com


East
South
Midwest
West
13%
25%
Location Type
30%
32%

Diversified Portfolio: Tenants

Inland Real Estate Income Trust, Inc.

inland-investments.com



Tenant Type*
16.3%
15.1%
14.3%
11.7%
11.5%
7.6%
7.3%
5.3%
4.6%
4.2%
2.1%
Restaurant
Lifestyle, Health Clubs, Books & Phones
Grocery
Discount & Department Stores
Apparel & Accessories
Home Goods
Consumer Services, Salons, Cleaners, Banks
Sporting Goods
Pet Supplies
Health, Doctors & Health Foods
Other

* Based on annualized base rent

Diversified Portfolio: Property Type

Inland Real Estate Income Trust, Inc.

inland-investments.com

More than 80% grocery anchored or shadow anchored properties



Grocery
Grocery Shadow
Community Center
Power Center
Single Tenant
1%
8%
11%
49%
31%
Property Type*

* Based on annualized base rent

Top 10 Tenants

Inland Real Estate Income Trust, Inc.

inland-investments.com

1 **Dick's Sporting Goods**
3.9% of ABR*

2 **Kroger**
3.3% of ABR*

3 **T.J.Maxx/HomeGoods/ Marshalls**
3.2% of ABR*

4 **PetSmart**
2.8% of ABR*

5 **Ulta**
2.4% of ABR*

6 **Albertsons/Jewel/Shaws**
2.3% of ABR*

7 **Ross Dress for Less**
2.3% of ABR*

8 **Kohl's**
2.1% of ABR*

9 **LA Fitness**
2.0% of ABR*

10 **Giant Eagle**
2.0% of ABR*

*Annualized Base Rent

Stores are Just Good Business

Inland Real Estate Income Trust, Inc.

The basics of retailing remain the same:



A buyer	A seller	A product or service	A location where a transaction is completed

Rent Growth Case Study 1

Inland Real Estate Income Trust, Inc.

inland-investments.com


PEAK
NUTRITION
CLEANERS
OPEN

- A necessity-based shopping center owned by Inland Income Trust completed two new leases that resulted in a 13.2% increase in rents.

- 20% of the center's square footage was scheduled to expire in 2016. 100% of those expiring leases were renewed at current market rates.

Rent Growth Case Study 2

- A national discount retailer at a multi-tenant retail center owned by Inland Income Trust signed a new lease at a 5.26% higher rental rate than it previously had.

- Inland Income Trust will not need to fund tenant improvements or incur any additional costs at the 30,300 square foot space.


BED BATH &
BEYOND
rue 21
etc!

2016 Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Coastal North Town Center North Myrtle Beach, South Carolina	
Transaction Date:	April 22, 2016
Gross Transaction Price:	$72.8 Million
Leasable Area:	304,662 SF
Tenants:	• Publix • Dick's Sporting Goods • Ross Dress for Less • TJ Maxx • PetSmart • Ulta Beauty


publix
FOOD & PHARMACY

Coastal North Town Center

North Myrtle Beach, South Carolina

2016 Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Oquirrh Mountain Marketplace – Phase II South Jordan, Utah	
Transaction Date:	April 22, 2016
Gross Transaction Price:	$6.0 Million
Leasable Area:	14,350 SF
Tenants:	• Men's Warehouse • Little Caesar's • H&R Block


SPROUTS
FARMERS MARKET
FARM FRESH PRODUCE
NATURAL FOODS

Oquirrh Mountain Marketplace
South Jordan, Utah

2017 New Acquisition

Inland Real Estate Income Trust, Inc.

inland-investments.com

Wilson Marketplace – Wilson, North Carolina	
Transaction Date:	January 27, 2017
Gross Transaction Price:	$41.7 Million
Leasable Area:	311,030 SF
Tenants:	• Harris Teeter Grocery Store • Belk • Ross Dress for Less • Best Buy • Marshalls • PetSmart • Bed Bath & Beyond



Harris Teeter

Wilson Marketplace
Wilson, North Carolina

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	December 31, 2016 (in thousands)	December 31, 2015 (in thousands)
Total Assets:	$1,357,560	$1,401,368
Stockholders' Equity:	$654,454	$690,844
Distributions Paid:	$52,358	$42,537
Cash Flow Provided by Operations:	$36,203	$27,080
GAAP Net Loss:	$(7,961)	$(13,436)
Funds from Operations (FFO)[1]:	$51,899	$21,137
Modified Funds from Operations (MFFO)[2]:	$47,367	$32,652

As of December 31, 2016, approximately 34% of distributions paid to stockholders of record since inception (10/18/2012) were paid from the net proceeds of Inland Income Trust's "best efforts" offering and distribution reinvestment plan (return of capital), and approximately 66% of distributions were paid from cash flow from operations (may be return of capital) and sponsor contributions. When Inland Income Trust makes cash distributions using offering or financing proceeds, it will have less proceeds to invest in properties, and this may lower its overall return potential.

1 – **Funds from Operations (FFO):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 – **Modified Funds from Operations (MFFO):** An industry accepted and reported supplemental measure of a publicly registered non-listed REIT's operating performance. As defined by the Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to straight-line rents and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

GAAP Reconciliation to FFO and MFFO

Inland Real Estate Income Trust, Inc.

inland-investments.com


WHOLE FOODS
WHOLE FOODS MARKET

Inland Income Trust's FFO and MFFO for the years ended December 31, 2016 and 2015, calculated on page 45 of the Form 10-K, are as follows:

		Year Ended 12/31/16 (in thousands)	Year Ended 12/31/15 (in thousands)
	GAAP Net loss	$(7,961)	$(13,436)
Add:	Depreciation and amortization related to investment properties	$59,860	$34,573
	Funds from operations (FFO)	**$51,899**	**$21,137**
Add:	Acquisition related costs	$(1,556)	$13,903
Less:	Amortization of acquired market lease intangibles, net	$(812)	$(652)
	Straight-line income, net	$(2,164)	$(1,736)
	Modified funds from operations (MFFO)	**$47,367**	**$32,652**

Distributions Paid to Investors


Distributions Paid
(in thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000

	2012	2013	2014	2015	2016
Distributions Paid	–	$998	$10,597	$42,537	$52,358

Debt Maturities

inland-investments.com

Scheduled Principal Payments and Maturities of Mortgage Loans and Credit Facility Payable

As of December 31, 2016



$350
$300
$250
$200
$150
$100
$50
$0
(in millions)
2017
2018
2019
2020
2021
Thereafter
Mortgage Loans Payable
Credit Facility Payable

New Per Share Estimated Value

Inland Real Estate Income Trust, Inc.

inland-investments.com

Investor Benefits

TRANSPARENCY

Provide investors with full transparency of actual costs related to an investment in a nonlisted REIT – sales commissions, fees and issuer costs.

STANDARD METHODOLOGY

Move to a standard methodology to determine per share estimated value, making it easier to compare different nonlisted REITs.

INDEPENDENT VALUATIONS

Valuations that generate unbiased estimates of the value of current real estate assets using experienced third parties, creating improved reliability of share values on investor statements.

* There is no assurance that the methodology will be acceptable to FINRA or under ERISA or the Internal Revenue Code for compliance with reporting requirements.

Questions?